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                                                                  EXHIBIT 10(m)

                             TWELFTH AMENDMENT TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

     Twelfth Amendment to Amended and Restated Agreement of Limited Partnership (the "Amendment"), dated October __, 1997, among the undersigned parties.

                               R E C I T A L S:

     WHEREAS, a Delaware limited partnership known as GGP Limited Partnership exists pursuant to that certain Amended and Restated Agreement of Limited Partnership dated July 27, 1993, as amended by that certain First Amendment thereto dated May 23, 1995, that certain Second Amendment thereto dated July 13, 1995, that certain Third Amendment thereto dated as of May 21, 1996, that certain Fourth Amendment thereto dated as of August 30, 1996, that certain Fifth Amendment thereto dated as of October 4, 1996, that certain Sixth Amendment thereto dated as of November 27, 1996, that certain Seventh Amendment thereto dated as of December 6, 1996, that certain Eighth Amendment thereto dated as of June 19, 1997, that certain Ninth Amendment thereto dated as of August 8, 1997, that certain Tenth Amendment thereto dated as of September 8, 1997 and that certain Eleventh Amendment thereto dated as of September 11, 1997 (the "Initial Partnership Agreement");

     WHEREAS, in order to attract foreign investors to real estate investment trusts in which the Partnership desires to invest, the general partner of the Partnership deems it advisable to ensure that any such real estate investment trust is treated as a "domestically-controlled REIT" within the meaning of
Section 897(h)(4)(B) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, in furtherance thereof, the parties hereto, being the general partner of the Partnership and a majority in interest of other partners of the Partnership, desire to amend the Initial Partnership Agreement to require that all partners of the Partnership provide prior written notice to the general partner of the Partnership of any sale, assignment or other transfer of any direct or indirect interest in the Partnership to a foreign person or a person that is directly or indirectly owned, in whole or in part, by a foreign person as determined in accordance with Section 897(h)(4) of the Code and the Treasury Department regulations promulgated thereunder (a "Foreign Owner").

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Capitalized terms used but not defined herein shall have the meanings set forth in the Initial Partnership Agreement, as amended hereby.

     2. Notwithstanding anything in the Initial Partnership Agreement to the contrary, no Partner may sell, assign or otherwise transfer its Units or other interest in the Partnership or any



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portion thereof (or permit any interest in any Person that directly or through another Person owns Units or other interests in the Partnership to be transferred) to any Foreign Owner without providing written notice of the same to the General Partner, and any such written notice shall be received by the General Partner at least thirty days prior to any such sale, assignment or other transfer. Any such sale, assignment or other transfer of Units or other interests in the Partnership shall be null and void ab initio unless such notice shall have been given as required above.

     3. Except as specifically set forth herein, the Initial Partnership Agreement shall remain in full force and effect.

     4. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware (without regard to its conflicts of law principles).

     5. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

     6. This Amendment shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
  a Delaware corporation


By:
   --------------------------------
     Its:
          -------------------------

LIMITED PARTNERS:

M.B. CAPITAL PARTNERS III, a South
Dakota general partnership


By:  GENERAL TRUST COMPANY, not
     individually but solely as Trustee
     of Martin Investment Trust G, a partner


     By:
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        Its:
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